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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT



	Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)    August 15, 1997


                     FIRST CHESAPEAKE FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

          VIRGINIA                     0-21912               54-1624428
(State or other jurisdiction         (Commission           (IRS Employer
     of incorporation)               File Number)        Identification No.)

          9100 ARBORETUM PARKWAY, SUITE 160, RICHMOND, VIRGINIA  23226
                    (Address of principal executive offices)


Registrant's telephone number, including area code   (804) 320-0160


(Former name or former address, if changed since last report.) Not applicable






























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ITEM 6.	RESIGNATION OF REGISTRANT'S DIRECTORS

        C. Harril Whitehurst, Jr. resigned as an officer and director of First Chesapeake Financial Corporation. His resignation was accepted by the Board of Directors effective as of August 15, 1997.





















































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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                        FIRST CHESAPEAKE FINANCIAL CORPORATION


Date: August 12, 1997                   By: Max E. Gray
                                            Max E. Gray, Chairman, President
                                            and Chief Executive Officer